                                                                    Exhibit 24.6



           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS
           ---------------------------------------------------------



     We hereby consent to the inclusion of our oil and gas reserve report for the oil and gas reserves of LaTex Resources, Inc. (the "Company") as of July 31, 1996, and to all references to our firm included or made as part of the Company's Registration Statement on Form F-4 filed on December 31, 1996.



                                   LEE KEELING AND ASSOCIATES, INC.



                                   By:   KENNETH RENBERG
                                         -----------------
                                         Kenneth Renberg, Vice President